REALTY INFORMATION GROUP, INC.
                            1998 STOCK INCENTIVE PLAN

PURPOSE Realty Information Group, Inc., a Delaware corporation ("RIG" or the "Company"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the Realty Information Group, Inc. 1998 Stock Incentive Plan (the "Plan") to provide options ("Options") or direct grants ("Stock Grants" and, together with the Options, "Awards") to employees and outside directors with respect to shares of the Company's common stock (the "Common Stock"). The Plan is effective as of the effective date (the "Effective Date") of the Company's registration under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to its initial public offering ("IPO").

PARTICIPANTS        All  Employees  of RIG and  any  Eligible  Subsidiaries  are
                    eligible for Options and Stock Grants under this Plan, as are the directors of RIG and the Eligible Subsidiaries who are not employees ("Eligible Directors"). Eligible employees and directors become "optionees" when the Administrator grants them an option under this Plan or "recipients" when they receive a direct grant of Common Stock. (Optionees and recipients are referred to collectively as "participants."
                    The term participant also includes, where appropriate, a person authorized to exercise an Award in place of the original optionee.) The Administrator may also grant Options or make Stock Grants to certain other service providers.

                    Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR       The Administrator will be the Compensation  Committee of the
                    Board of Directors of RIG (the "Compensation Committee"), unless the Board specifies another committee. The Board may also act under the Plan as though it were the Compensation
                    Committee.

                    The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the

                    Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF AWARDS section) to officers or employees of RIG.

                    The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Award. The Administrator may act through meetings of a majority of its members or by unanimous consent.

GRANTING OF        Subject to the terms of the Plan, the Administrator will, in
AWARDS             its sole discretion, determine

                        the participants who receive Awards,

                        the terms of such Awards,

                        the schedule for exercisability or nonforfeitability (including any requirements that the participant or the Company satisfy performance criteria),

                        the time and conditions for expiration of the Award, and

                        the form of payment due upon exercise, if any.

                   The Administrator's determinations under the Plan need not be uniform and need not consider whether possible participants are similarly situated.

                   Options granted to employees may be nonqualified stock options ("NQSOs") or "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. Options granted to Eligible Directors must be NQSOs. The Administrator will not grant ISOs unless the stockholders have approved the Plan.

                   The Administrator may impose such conditions on or charge such price for the Stock Grants as it deems appropriate.

SUBSTITUTIONS      The  Administrator  may also grant Awards in substitution for options or other equity interests held by individuals (i) as a result of their employment by or services to Realty
                   Information Group, L.P. or

                   (ii) who become Employees of the Company or of an Eligible Subsidiary as a result of the Company's acquiring or merging with the individual's employer or acquiring its assets. If necessary to conform the Awards to the interests for which they are substitutes, the Administrator may grant substitute Awards under terms and conditions that vary from those the Plan otherwise requires.

DIRECTOR
FORMULA            Each Eligible  Director will receive a Formula Stock Grant as
GRANTS             of the Effective  Date with respect to shares of Common Stock equal to $15,000. Each Eligible Director serving on the Board
                   at  each  annual   meeting  of  the  Company's   shareholders
                   (beginning with the meeting at least six months after the Effective Date of the IPO) will receive a Formula Stock Grant as of that meeting with respect to shares of Common Stock equal to $15,000. The Formula Stock Grants are nonforfeitable when received and are treated as "exercised" under the Plan on their Date of Grant.






DATE OF GRANT      The Date of Grant  will be the date as of which  this Plan or the Administrator grants an Award to a participant, as specified in the Plan or in the Administrator's minutes.

EXERCISE  PRICE    The Exercise Price is the value of the  consideration  that a participant  must provide in exchange for one share of Common
                   Stock. The Administrator will determine the Exercise Price under each Award and may set the Exercise Price without regard to the Exercise Price of any other Awards granted at the same or any other time. The Company may use the consideration it receives from the participant for general corporate purposes.

                   The Exercise Price per share for NQSOs may not be less than 100% of the Fair Market Value of a share on the Date of Grant. If an Option is intended to be an ISO, the Exercise Price per share may not be less than 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; provided, however, that if the Administrator decides to grant an ISO to someone covered by Sections 422(b)(6) and 424(d)(as a more-than-10%- stock-owner), the Exercise Price of the Option must be at least 110% of the Fair Market Value (on the Date of Grant).

                   The Administrator may satisfy any state law requirements regarding adequate consideration for Stock Grants by (i) issuing Common Stock held as treasury stock or (ii) charging the recipients at least the par value for the shares covered by the Stock Grant. The Administrator may designate that a recipient may satisfy (ii) either by direct payments or by the Administrator's withholding from other payments due to the recipient.


FAIR MARKET        Fair Market  Value of a share of Common Stock for purposes of
VALUE              the Plan will be determined as follows:

                         if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

                         if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                         if no such closing sale price information is available, the average of the closing bid and asked prices as reported by Nasdaq for such date; or

                         if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

                   For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

                   The Fair Market Value will be deemed equal to the IPO price for any Options granted as of the date on which the IPO's underwriters price the IPO.

EXERCISABILITY     The Administrator will determine the times and conditions for exercise of or purchase under each Award but may not extend the period for exercise beyond the tenth anniversary of its Date of Grant (or five years for ISOs granted to 10% owners covered by Code Sections 422(b)(6) and 424(d)).

                   Awards will become exercisable at such times and in such manner as the Administrator determines and the Award Agreement, if any, indicates; provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the participant may exercise any portion of an Award or at which restrictions on Stock Grants lapse. For Stock Grants, "exercise" refers to acceptance of the Award or lapse of restrictions, as appropriate in context.

                   If the Administrator does not specify otherwise, Options will become exercisable and restrictions on Stock Grants (other than the Director Formula Grants) will lapse as to one-third of the covered shares on each of the first, second, and third anniversaries of the Date of Grant.

                   No portion of an Award that is unexercisable at a participant's termination of employment will thereafter become exercisable, unless the Award Agreement provides otherwise, either initially or by amendment.

CHANGE OF          Upon a Change of Control (as defined below), all Options held
CONTROL            by  current   Employees  and  directors   will  become  fully
                   exercisable and all  restrictions on Stock Grants will lapse.
                   A Change of Control for this purpose means the occurrence, after the Company's IPO, of any one or more of the following events:

                         a person, entity, or group (other than the Company, any Company subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) acquires ownership of more than 80% of the undiluted total voting power of the Company's then-outstanding securities eligible to vote to elect members of the Board ("Company Voting Securities");

                         consummation of a merger or consolidation of the Company into any other entity -- unless the holders of the Company Voting Securities outstanding immediately before such consummation, together with any trustee or other fiduciary holding securities under a Company benefit plan, hold securities that represent immediately after such merger or consolidation at least 20% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its parent; or

                         the stockholders of the Company approve (i) a plan of complete liquidation or dissolution of the Company or
                         (ii) an agreement for the Company's sale or disposition of all or substantially all the Company's assets, and such liquidation, dissolution, sale, or disposition is consummated.

                         Even if other  tests are met, a Change of  Control  has
                         not occurred under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing.

                   The ADJUSTMENT UPON CHANGES IN CAPITAL STOCK provisions will also apply if the Change of Control is a SUBSTANTIAL CORPORATE CHANGE (as defined in those provisions).

LIMITATION ON      An Option  granted to an employee  will be an ISO only to the
ISOS               extent that the aggregate  Fair Market Value  (determined  at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section 422(d)), does not exceed $100,000. This limitation will be applied by taking Options into account in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.





METHOD OF          To  exercise  any  exercisable   portion  of  an  Award,  the
EXERCISE           participant must:

                         Deliver a written notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed by the participant, and specifying the number of shares of Common Stock underlying the portion of the Award the participant is exercising;

                         Pay the full Exercise Price, if any, by cashier's or certified check for the shares of Common Stock with respect to which the Award is being exercised, unless the Administrator consents to another form of payment (which could include the use of Common Stock); and

                         Deliver to the Administrator such representations and documents as the Administrator, in its sole discretion, may consider necessary or advisable.

                   Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price.

                   If the Administrator agrees to payment through the tender to the Company of shares of Common Stock, the individual must have held the stock being tendered for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the participant has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise.

AWARD              No one may  exercise  an Award more than ten years  after its
EXPIRATION         Date  of  Grant  (or  five  years,  for an ISO  granted  to a
                   more-than-10%   shareholder).   Unless  the  Award  Agreement
                   provides otherwise, either initially or by amendment, no one may exercise an Award after the first to occur of:

     EMPLOYMENT          The  90th  day  after  the  date  of   termination   of
     TERMINATION         employment (other than for death or Disability),  where
                         termination  of  employment  means  the  time  when the
                         employer-employee     or    other     service-providing
                         relationship  between the employee and the Company ends
                         for any reason, including retirement.  Unless the Award
                         Agreement provides otherwise, termination of employment
                         does  not  include   instances  in  which  the  Company
                         immediately   rehires  a  common  law  employee  as  an
                         independent contractor. The Administrator,  in its sole
                         discretion,  will  determine  all  questions of whether
                         particular   terminations  or  leaves  of  absence  are
                         terminations of employment;

     DISABILITY          For   disability,   the   earlier   of  (i)  the  first
                         anniversary   of  the   participant's   termination  of
                         employment for disability and (ii) thirty (30) days after the participant no longer has a disability, where
                         "disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months; or

     DEATH               The date twelve months after the participant's death.

                   If exercise is permitted after termination of employment, the Award will nevertheless expire as of the date that the former service provider violates any covenant not to compete in effect between the Company and the former employee. In addition, an optionee who exercises an Option more than 90 days after termination of employment with the Company and/or the Eligible Subsidiaries will only receive ISO treatment to the extent permitted by law, and becoming or remaining an employee of another related company (that is not an Eligible Subsidiary) or an independent contractor to the Company will not prevent loss of ISO status as a result of the formal termination of employment.

                   Nothing in this Plan extends the term of an Award beyond the tenth anniversary of its Date of Grant, nor does anything in this AWARD EXPIRATION section make an Award exercisable that has not otherwise become exercisable.


AWARD              Option Agreements will set forth the terms of each Option and
AGREEMENT          will include such terms and  conditions,  consistent with the
                   Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The Option Agreements may contain special rules. The Administrator may, but is not required to, issue agreements for Stock Grants.

STOCK SUBJECT      Except  as  adjusted  below  under  CORPORATE  CHANGES,   the
TO PLAN            aggregate number of shares of Common Stock that may be issued under the Awards (whether ISOs, NQSOs, or Stock Grants) may not exceed 1,450,000 shares and the maximum number of shares that may be granted under Awards for a single individual in a calendar year may not exceed 400,000 shares. (The individual maximum applies only to Awards first made under this Plan and not to Awards made in substitution of a prior employer's options or other incentives, except as

                   Code Section 162(m) otherwise requires.) The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market. If any Award expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Award will again be available for the granting of new Awards (but will be counted against that calendar year's limit for a given individual).

                   No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

                   The participant will have no rights of a stockholder with respect to the shares of stock subject to an Award except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Award.

                   The Company will not issue fractional shares pursuant to the exercise of an Award, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO         During the  participant's  lifetime,  only the participant or
MAY EXERCISE       his duly appointed  guardian or personal  representative  may
                   exercise   the  Awards.   After  his  death,   his   personal
                   representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Award. If someone other than the original recipient seeks to exercise any portion of an Award, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Award.


 ADJUSTMENTS       Subject to any required action by the Company (which it shall
 UPON CHANGES IN promptly take) or its stockholders, and subject to the CAPITAL STOCK provisions of applicable corporate law, if, after the Date of
                   Grant of an Award,

                         the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration, the Administrator may make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Award, so that the proportionate interest of the participant immediately following such event will, to the extent practicable, be the same as immediately before such event. (This adjustment does not apply to Common Stock that the optionee has already purchased nor to Stock Grants that are already nonforfeitable, except to the extent of similar treatment for all stockholders.) Unless the Administrator determines another method would be appropriate, any such adjustment to an Award will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Award but will include a corresponding proportionate adjustment in the Award's Exercise Price.

                   The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.

                   Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Award or the Exercise Price except as this ADJUSTMENTS section specifically provides. The grant of an Award under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

SUBSTANTIAL        Upon  a  Substantial  Corporate  Change,  the  Plan  and  any
CORPORATE          unexercised Awards will terminate unless provision is made in
CHANGE             writing in connection with such transaction for

                         the assumption or continuation of outstanding Awards, or

                         the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Awards will continue in the manner and under the terms so provided.

                   Unless the Board determines otherwise, if an Award would otherwise terminate pursuant to the preceding sentence, participants who are then

                   Employees or directors of the Company will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any unexercised portions of the Award, whether or not they had previously become exercisable. However, unless the Board determines otherwise, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

                   A Substantial Corporate Change means the

                        dissolution or liquidation of the Company,

                        merger, consolidation, or reorganization of the Company with one or more corporations in which the Company is not the surviving corporation,

                        the sale of substantially all of the assets of the Company to another corporation, or any transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act) owning 100% of the combined voting power of all classes of stock of the Company.

SUBSIDIARY         Employees  of  Company   Subsidiaries  will  be  entitled  to
EMPLOYEES          participate  in the Plan,  except as otherwise  designated by the Board of Directors or the Committee.

                   Eligible Subsidiary means each of the Company's Subsidiaries, except as the Board otherwise specifies. For ISO grants, Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an ISO is granted to a Participant under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For NQSOs, the Board or the Committee can use a different definition of Subsidiary in its discretion.

LEGAL The Company will not issue any shares of Common Stock under an

COMPLIANCE         Award until all  applicable  requirements  imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the participant to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by Federal or state laws.

                   The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("Securities Act") and the Exchange Act and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Awards may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Awards will be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR       Unless a  registration  statement  under the  Securities  Act
INVESTMENT         covers the shares of Common Stock a participant receives upon
AND OTHER          exercise of his Award, the Administrator may require,  at the
RESTRICTIONS       time of  such  exercise  or  receipt  of a  grant,  that  the participant agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Award are registered under the Securities Act. Unless the shares are registered under the Securities Act, the participant must acknowledge:

                        that the shares purchased on exercise of the Award are not so registered,

                        that the participant may not sell or otherwise transfer the shares unless the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such shares is exempt from registration under the Securities Act, and such sale or transfer complies with all other applicable laws, rules, and regulations, including all applicable Federal and state securities laws, rules, and regulations.

                   Additionally, the Common Stock, when issued upon the exercise of an Award, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.

                   The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX WITHHOLDING    The participant must satisfy all applicable  Federal,  state, and local income and employment tax withholding  requirements before the Company will deliver stock  certificates  upon the exercise  of an Award.  The Company may decide to satisfy the withholding  obligations  through  additional  withholding on salary or wages.  If the Company does not or cannot  withhold
                   from  other  compensation,   the  participant  must  pay  the
                   Company,  with a cashier's check or certified check, the full amounts  required  by  withholding.  Payment  of  withholding obligations  is due before the  Company  issues  shares  with respect to the Award.  If the  Committee so  determines,  the participant may instead  satisfy the withholding  obligations by  directing  the  Company to retain  shares  from the Award
                   exercise,   by  tendering  previously  owned  shares,  or  by
                   attesting to his ownership of shares (with the distribution of net shares).

TRANSFERS,         Unless the  Administrator  otherwise  approves  in advance in
ASSIGNMENTS,       writing, an Award may not be assigned,  pledged, or otherwise
AND PLEDGES        transferred  in  any  way,  whether  by  operation  of law or otherwise  or  through  any  legal or  equitable  proceedings
                   (including bankruptcy), by the participant to any person, except by will or by operation of applicable laws of descent and distribution. If Rule 16b-3 then applies to an Award, the participant may not transfer or pledge shares of Common Stock acquired under a Stock Grant or upon exercise of an Option until at least six (6) months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing.

AMENDMENT OR       The Board may amend,  suspend,  or terminate  the Plan at any
TERMINATION        time,  without  the  consent  of the  participants  or  their
OF PLAN AND        beneficiaries;  provided,  however,  that no  amendment  will
OPTIONS            deprive any  participant  or  beneficiary  of any  previously declared Award. Except as required by law or by the CORPORATE
                   CHANGES section, the Administrator may not, without the
                   participant's or beneficiary's consent,  modify the terms and conditions  of  an  Award  so  as  to  adversely  affect  the participant. No amendment,  suspension, or termination of the
                   Plan  will,   without  the   participant's  or  beneficiary's
                   consent,   terminate  or   adversely   affect  any  right  or
                   obligations under any outstanding Awards.

PRIVILEGES OF No participant and no beneficiary or other person claiming STOCK OWNERSHIP under or through such participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Award except as to such shares of Common Stock, if any, that have been issued to such participant.


EFFECT ON          Whether   exercising   or   receiving  an  Award  causes  the
OTHER PLANS        participant  to accrue or receive  additional  benefits under any pension or other plan is governed solely by the terms of such other plan.






LIMITATIONS ON     Notwithstanding   any  other   provisions  of  the  Plan,  no
LIABILITY          individual  acting as a director,  employee,  or agent of the
                   Company   shall  be   liable  to  any   participant,   former
                   participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT      Nothing  contained  in this Plan  constitutes  an  employment
CONTRACT           contract between the Company and the  participants.  The Plan does not give any participant any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to terminate the participant's employment.

APPLICABLE LAW     The laws of the State of  Delaware  (other than its choice of law provisions) govern this Plan and its interpretation.


DURATION OF PLAN Unless the Board extends the Plan's term, the Administrator may not grant Awards after June 30, 2008. The Plan will then terminate but will continue to govern unexercised and unexpired Awards.